Exhibit 32.1

CERTIFICATION

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
 (18 U.S.C. 1350)

Pursuant to Section 906 of the Sarbanes-Oxley Act of (18 U.S.C. 1350), the undersigned officer of Yarraman Winery, Inc., a Nevada corporation (the "Company"), does hereby certify, to the best of such officer's knowledge and belief, that:

(1) The Annual Report on Form 10-K for the fiscal year ended June 30, 2008 (the "Form 10-K") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Form 10-K fairly presents, in all materials respects, the financial condition and results of operations of the Company.

Date: June 1, 2009
/s/ Ian Long
Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to Yarraman Winery, Inc. and will be retained by Yarraman Winery, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.